UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2023 (May 30, 2023)

Kennedy Lewis Capital Company
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	814-01603	88-6117755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

225 Liberty St. Suite 4210
New York, New York 10281
(Address of Principal Executive Offices, Zip Code)

(212) 782-3842
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

N/A	N/A	N/A

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to correct the Registrant’s Current Report on Form 8-K filed on June 1, 2023, which contained an inadvertent coding error. The submission header coding referred erroneously to Item 5.02 and not to Item 3.02. The sole purpose of this Amendment is to correct the submission header coding. The content of this Form 8-K/A is otherwise identical to the content of the Form 8-K filed on June 1, 2023.

Item 3.02.	Unregistered Sale of Equity Securities.

On May 1, 2023, Kennedy Lewis Capital Company (the “Company”) sold 62,877 unregistered shares of the Company’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”) (with the final number of Common Shares issued being determined on May 30, 2023) pursuant to subscription agreements entered into with participating investors for aggregate consideration of $1,250,000.

The Common Shares were sold in a private placement in the United States under the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder (the “Private Offering”).

Item 8.01.	Other Events.

Net Asset Value

As of April 30, 2023, the net asset value per share of the Common Shares was $19.87.

As of April 30, 2023, the Company’s aggregate net asset value was $206,771,102 and the fair value of the Company’s investment portfolio was $158,451,601.

Status of Private Offering

The following table lists the Common Shares issued and total consideration for the Private Offering as of the date of this filing. The Company intends to continue selling Common Shares in the Private Offering on a monthly basis.
	Common Shares Issued	Total Consideration
Common Shares	10,466,471	$208,117,000

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kennedy Lewis Capital Company
Dated: June 2, 2023

	By:	/s/ Anthony Pasqua
	Name:	Anthony Pasqua
	Title:	Chief Financial Officer